UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

LivaNova PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace

London, W2 6LG

United Kingdom

(Address of Principal Executive Offices)

+44 20 33250660

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).c

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of

this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2017, LivaNova PLC (“LivaNova” or the “Company”) entered into a binding letter of intent (the “LOI”) with MicroPort Cardiac Rhythm B.V., a private limited liability company incorporated under the laws of the Netherlands (the “Purchaser”), and MicroPort Scientific Corporation, a company with limited liability incorporated under the laws of the Cayman Islands, acting as guarantor with respect to certain obligations of the Purchaser (the “Guarantor,” and together with LivaNova and the Purchaser, the “Parties”), for the intended sale of LivaNova’s Cardiac Rhythm Management (“CRM”) business franchise. LivaNova had previously announced its intent to divest the CRM business franchise, which develops, manufactures and markets products for the diagnosis, treatment and management of heart rhythm disorders and heart failures. The LOI provides that, subject to completion of certain employee consultation procedures required under applicable law, the Parties will enter into a definitive stock and asset purchase agreement, the form of which is attached as an exhibit to the LOI (the “Purchase Agreement,” and together with the LOI, the “Transaction Documents”), providing for the acquisition by the Purchaser of certain of LivaNova’s subsidiaries as well as certain other assets and liabilities related to the CRM business for a cash purchase price of $190 million, subject to customary working capital and other closing adjustments, as set forth in the Purchase Agreement.

LivaNova has agreed to negotiate exclusively with the Purchaser with respect to the sale of the CRM business franchise, and may not solicit, enter into discussion or agreement with respect to or otherwise engage, competing proposals during the applicable term. LivaNova has agreed to commence as promptly as practicable, and no later than five days after the date of the LOI, the employee consultation process necessary to obtain the opinions of the applicable works councils and other employee representative bodies required under applicable law, as set forth in the LOI. Subject to the conditions set forth in the LOI, the Parties must execute and deliver the Purchase Agreement within ten (10) business days following the earlier of the date on which a final opinion is rendered or is deemed rendered by the applicable works councils in France; provided that the Parties will duly consider any recommendations made in any written opinions issued by any works council or other employee representative body.

The LOI provides for certain termination rights, including, among others, the ability of LivaNova or the Purchaser to terminate the LOI if (i) the Purchase Agreement is not executed and delivered by the parties on or prior to November 19, 2018, (ii) the other party materially breaches its representations, warranties or covenants contained in the LOI resulting in the failure of certain conditions set forth in the Purchase Agreement (subject to customary cure periods) or (iii) a governmental entity has issued a final order which restrains, permanently enjoins or otherwise prohibits the proposed transaction. In the event the LOI is terminated due to the failure of a party to timely execute and deliver the Purchase Agreement following the consummation of the employee consultation procedures described above, then the breaching party will be required to pay a termination fee of $6,000,000.

LivaNova and the Purchaser have each made customary representations, warranties and covenants in the Transaction Documents. LivaNova has agreed, among other things, subject to certain exceptions, to cause the CRM business franchise to conduct its business in the ordinary course between the date of the LOI and the completion of the proposed transaction and not to take certain specified actions during such period relating to the CRM business franchise. LivaNova and the Purchaser have also agreed to indemnify one another against certain damages, with certain exceptions and limitations.

Completion of the proposed transaction is subject to the receipt of regulatory approvals and approval by the shareholders of the Purchaser, as well as various customary conditions, including the continued accuracy of the representations and warranties of each of the parties (subject to specified materiality standards) and the performance by each party in all material respects of its obligations under the Transaction Documents. In addition, the Purchaser’s obligation to complete the proposed transaction is subject to the absence of a material adverse effect with respect to the CRM business between the date of the LOI and the closing of the proposed transaction. Subject to the satisfaction of these conditions, the Company anticipates completion of the transaction in the second quarter of 2018.

The foregoing description of the Transaction Documents and the proposed transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by the full text of the LOI (including the form of the Purchase Agreement attached thereto), a copy of which is attached as Exhibit 2.1 herewith and is hereby incorporated by reference herein. The representations, warranties and covenants contained in the Transaction Documents are solely for the benefit of the Parties. Investors and security holders are not third-party beneficiaries under the Transaction Documents and should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof as characterizations of the actual state of facts or condition of any of the Parties. Moreover, information concerning the subject matter of the proposed transaction may change after the date thereof and such subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On November 20, 2017, the Company issued a press release announcing the execution of the LOI. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the United States Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1*	Letter of Intent, dated as of November 20, 2017, by and among LivaNova PLC, MicroPort Cardiac Rhythm B.V. and MicroPort Scientific Corporation (including the form of Stock and Asset Purchase Agreement attached as Exhibit A thereto).

99.1	Press Release, dated November 20, 2017.

*	The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Exhibits attached hereto) contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company’s future plans, strategies and expectations. Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements contained herein are based on information presently available to LivaNova and assumptions that the Company believes to be reasonable, but are inherently uncertain. As a result, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance or actions that may be taken by the Company and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning the intended sale of the CRM business franchise or the likelihood or timing of the proposed transaction. Important factors that may cause actual results to differ include, but are not limited to: (i) the ability of the Company to successfully complete the sale of the CRM business franchise; (ii) failure to obtain applicable regulatory or other approvals in a timely manner or otherwise; (iii) failure to satisfy other conditions to the proposed transaction; (iv) the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; and (v) unexpected costs or liabilities that may arise from the sale of the CRM business franchise. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the “Risk Factors” section of LivaNova’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the United States Securities and Exchange Commission. LivaNova does not give any assurance (1) that LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All forward-looking statements speak as of the date hereof. The Company does not undertake or assume any obligation to update publicly any forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: November 20, 2017	By:	/s/ Catherine Moroz
	Name:	Catherine Moroz
	Title	Company Secretary